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                                                                    EXHIBIT 10.1
                         EMPLOYMENT AGREEMENT AMENDMENT

This Amendment, dated and effective as of December 13, 2000, is entered into by and between CyberGuard Corporation ("Company") and Mike Wittig ("Employee").

WHEREAS, the Employee and Company are parties to an Employment Agreement dated September 30, 1998 ("Agreement"); and

WHEREAS, the Employee and Company agree that it is in their mutual best interests to amend the Agreement.

NOW THEREFORE, the Employee and Company agree to amend the Agreement as follows:

         1. Paragraph 6 of the Agreement is hereby deleted in its entirety and the following is substituted in its place:

                  "6.      TERMINATION BY EMPLOYEE.

                        A. TERMINATION WITH GOOD REASON. Employee may terminate
                           this Agreement with Good Reason. "Good Reason" means:

                                    (i)      The Company materially breaches the
                                             provisions of this Agreement
                                             (except those set forth in
                                             Paragraph 4a above.) and Employee
                                             provides at least 15 days' prior
                                             written notice to the Company of
                                             the existence of such breach and
                                             his intention to terminate this
                                             Agreement (no such termination
                                             shall be effective if such breach
                                             is cured during such period); or

                                    (ii)     The Company fails to comply with
                                             the provisions of Paragraph 4a or
                                             to pay any amounts due under the
                                             Management Bonus Program provisions
                                             of Paragraph 4b for an
                                             uninterrupted 10 day period; or

                                    (iii)    The Company requires Employee to
                                             work in a non-supervisory or
                                             non-management position; or

                                    (iv)     The Company decreases Employee's
                                             compensation (salary or percentage
                                             of bonus opportunity); or

                                    (v)      The Company materially reduces
                                             Employee's welfare benefits,
                                             including without limitation:
                                             paid-time-off benefit ("PTO"); paid
                                             legal and float holidays; medical,
                                             dental and cancer insurance,
                                             hospital indemnity, Flexible
                                             Spending, Short- and Long-term
                                             Disability insurance, Basic Group
                                             Term Life/Accidental Death &
                                             Dismemberment insurance,
                                             Supplemental Life/AD&D insurance,
                                             Spouse Life/Spouse AD&D insurance,
                                             Dependent Life insurance, Vision
                                             Plan, 401k plan, Employee
                                             Assistance Program; education


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                                             reimbursement program
                                             (collectively, the "Benefits");
                                             provided, however, that any change
                                             in Benefits that is made by the
                                             Company that applies to its
                                             employees generally, shall not be
                                             considered as giving rise to "Good
                                             Reason"; or

                                    (vi)     The Employee is required, without
                                             his prior written consent, to
                                             relocate his office more than
                                             seventy-five miles from the office
                                             Employee currently reports to."

                        B. TERMINATION WITHOUT GOOD REASON. Employee may
                           terminate this Agreement without Good Reason on 30 days notice."

         2. This Amendment shall supersede any provisions of the Agreement to the extent that this Amendment conflicts with, modifies, or amends any provision of the Agreement. In all other respects the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date above first written.

CYBERGUARD CORPORATION                       EMPLOYEE



By:
   ------------------------                  ---------------------------
DAVID R. PROCTOR                             MIKE WITTIG
CHAIRMAN, CEO AND PRESIDENT


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